                 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

     This Amendment No. 1 to Merger Agreement dated as of May 24, 2006 (this "AMENDMENT"), among Halo Technology Holdings, Inc., a Nevada corporation ("PARENT"), UCA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("MERGER SUB") and Unify Corporation, a Delaware corporation (the "COMPANY").

                                   WITNESSETH:

     WHEREAS, Parent, Merger Sub and the Company are parties to that certain Agreement and Plan of Merger, dated as of March 14, 2006 (the "MERGER AGREEMENT"), and desire to amend the Merger Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto do hereby agree as follows (capitalized terms used but not defined herein have the meanings ascribed to such terms in the Merger Agreement):

1. AMENDMENT TO SECTION 7.1. The following provision is added immediately following Section 7.1 (d):

     (e) Opinion of Counsel to Company. The Parent shall have received from DLA Piper Rudnick Gray Cary US LLP, counsel to the Company, an opinion dated as of the date the Registration Statement is declared effective, in the form mutually agreed to by the parties to the effect that the Merger will constitute a reorganization under the provisions of Section 368(a) of the Code.

2. AMENDMENT TO SECTION 7.1. The following provision is added immediately following Section 7.1 (e):

     (f) Opinion of Tax Counsel to Parent. The Company shall have received from Day, Berry & Howard LLP, tax counsel to the Parent, an opinion dated as of the date the Registration Statement is declared effective, in the form mutually agreed to by the parties to the effect that the Merger will constitute a reorganization under the provisions of Section 368(a) of the Code.

3.   MISCELLANEOUS.

     (a) The validity, construction and performance of this Amendment, and any action arising out of or relating to this Amendment shall be governed by the laws of the State of Delaware, without regard to the laws of the State of Delaware as to choice or conflict of laws.

     (b) Except as modified herein, all other terms and provisions of the Merger Agreement are unchanged and remain in full force and effect.
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     (c) The captions contained in this Amendment are for convenience of reference only, shall not be given meaning and do not form part of this Amendment.

     (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment shall become effective when each party to this Amendment shall have received a counterpart hereof signed by the other parties to this Amendment.

     (e) This Amendment shall be binding upon any permitted assignee, transferee, successor or assign to any of the parties hereto.

     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date first set forth above.

                                PARENT:

                                HALO TECHNOLOGY HOLDINGS, INC.

                                By: /s/ Ernest C. Mysogland
                                    --------------------------------------------
                                    Name:  Ernest C. Mysogland
                                    Title:  Executive Vice President


                                MERGER SUB:

                                UCA MERGER SUB, INC.

                                By: /s/ Ernest C. Mysogland
                                    --------------------------------------------
                                    Name:  Ernest C. Mysogland
                                    Title:  President and Sole Director


                                COMPANY:

                                UNIFY CORPORATION

                                By: /s/ Todd Wille
                                    --------------------------------------------
                                    Name:  Todd Wille
                                    Title: President and Chief Executive Officer


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